EXECUTION


                   RECONSTITUTED SPECIAL SERVICING AGREEMENT


     THIS RECONSTITUTED SPECIAL SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 1998, by and among LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. ("AmREIT") and OCWEN FEDERAL BANK FSB, a federal savings bank ("Ocwen"):

                                   RECITALS

     WHEREAS, AmREIT has purchased certain packages of conventional residential mortgage loans (the "Flow Mortgage Loans") from Lehman Capital, which Mortgage Loans are currently being serviced for AmREIT pursuant to a Servicing Agreement between Lehman Capital and Ocwen, as special servicer (the "Special Servicer"), dated as of December 1, 1997 (relating to residential adjustable and fixed rate mortgage loans Group No. OFB-LB1)(the "Flow Special Servicing Agreement");

     WHEREAS, AmREIT intends to securitize its ownership of certain of the Flow Mortgage Loans, and in connection therewith, for purposes of such securitization, desires to add to such Flow Mortgage Loans presently serviced under the Flow Special Servicing Agreement a group of Mortgage Loans (the "Additional Mortgage Loans") presently being subserviced for AmREIT pursuant to a Subservicing Agreement, dated as of February 1, 1998 (the "Subservicing Agreement") between AmREIT and Aurora Loan Services Inc., which Subservicing Agreement provides for the special servicing of the Additional Mortgage Loans by the Special Servicer;

     WHEREAS, in connection with such securitization, pursuant to an Acknowledgement Agreement between AmREIT and the Special Servicer to be dated June 17, 1998, AmREIT, as assignee of Lehman Capital under the Flow Special Servicing Agreement, will transfer to the Special Servicer the servicing responsibilities related to the Additional Mortgage Loans and the Special Servicer will assume all special servicing responsibilities related to the Additional Mortgage Loans;

     WHEREAS, in connection with such securitization, Lehman, AmREIT and the Special Servicer desire to enter into this Agreement to amend the Flow Special Servicing Agreement with respect to the Flow Mortgage Loans and the Additional Mortgage Loans (collectively referred to as the "Serviced Mortgage Loans") on the terms and conditions set forth herein;

     WHEREAS, AmREIT intends to convey the Serviced Mortgage Loans to American Residential Eagle, Inc., a Delaware corporation (the "Depositor"), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 1998; the Depositor intends to convey the Serviced Mortgage Loans to American Eagle Bond Trust 1998-1 (the "Bond Issuer") pursuant to a Deposit Trust Agreement, dated as of June 1, 1998 (the "Deposit Trust Agreement"); and the Bond Issuer intends, in turn, to pledge the Mortgage Loans to First Union National Bank, as trustee (the "Bond Trustee") under an Indenture dated as of June 1, 1998 between the Bond Issuer and the Bond Trustee;

     WHEREAS, Lehman Capital and AmREIT desire that the Special Servicer perform the services with respect to the Serviced Mortgage Loans as provided in this Agreement (including those provisions that are incorporated by reference herein), and the Special Servicer has agreed to do so, subject to the conditions set forth herein;

     WHEREAS, Norwest Bank Minnesota, National Association ("Norwest"), as master servicer under the Master Servicing Agreement dated as of June 1, 1998 (the "Master Servicing Agreement") among the Bond Issuer, the Bond Trustee and Norwest ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Master Servicing Agreement, the " Master Servicer ") and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Bond Issuer and the Bond Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Special Servicer under this Special Servicing Agreement; and

     WHEREAS, AmREIT, Lehman Capital and Ocwen intend that American Residential Eagle, Inc., as the initial holder of the Investor Certificate (such initial holder, the "Investor Certificateholder"), have, among other rights, certain repurchase rights with respect to the Serviced Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital, AmREIT and the Special Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Special Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Master Servicing Agreement, dated as of June 1, 1998, among the Bond Issuer, Norwest, as master servicer, and the Bond Trustee (the "Master Servicing Agreement") or the Indenture, dated as of June 1, 1998, between the Bond Issuer and First Union National Bank, as Indenture Trustee
(the "Indenture").

     2. Inclusion of Additional Mortgage Loans. The Additional Mortgage Loans as identified in Schedule I hereto shall be deemed included within the definition of Mortgage Loans under the Flow Special Agreement for all purposes thereunder, effective as of the date set forth in, and upon delivery to the Special Servicer of, an Acknowledgment Agreement covering the Additional Mortgage Loans in the form attached as Exhibit H to the Flow Special
Agreement.

     3. Special Servicing. The Special Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Special Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Special Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     4. Master Servicing; Termination of Special Servicer. The Special Servicer, including any successor special servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Special Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Bond Issuer and the Bond Trustee pursuant to the Master Servicing Agreement, shall have the same rights as the "Owner" (as defined in the Flow Special Servicing Agreement) to enforce the obligations of the Special Servicer under the Flow Special Servicing Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Special Servicer under this Agreement upon the failure of the Special Servicer to perform any of its obligations under this Agreement, after the expiration of any notice and cure periods, if any, as provided in Section 9.01 of the Flow Special Servicing Agreement.

     5. No Representations. Neither the Special Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Master Servicing Agreement, Indenture and issuance of the Underlying Bond issued pursuant thereto.

     6. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     7. Governing Law. THIS SPECIAL SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     9. Termination of Rights of Investor Certificateholder. The parties hereto intend that the Investor Certificateholder be a third party beneficiary of this Agreement. All rights granted the Investor Certificateholder hereunder may not be assigned or otherwise transferred.

     10. Reconstitution. Lehman Capital, AmREIT and the Special Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Flow Special Servicing Agreement. This Agreement amends the terms and provisions of the Flow Special Servicing Agreement only with respect to the Serviced Mortgage Loans identified on Schedule I hereto and does not purport to amend or modify the Flow Special Servicing Agreement with respect to any other loans that are or may become subject to the Flow Special Servicing Agreement.

     11. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Owner or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address: Norwest Bank Minnesota, National Association 11000 Broken Land Parkway Columbia, Maryland 21044 Attn: Master Servicing Department, AmREIT Eagle 1998-1

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416

     All notices required to be delivered to AmREIT under this Agreement shall be delivered to AmREIT at the following address:

                  AmREIT Residential Investors Trust, Inc.
                  445 Marine Avenue, Suite 230
                  DelMar, California 92014
                  Attention: Mark Conger, EVP

     12. Annual Audit Report. On or before April 30 of each year, beginning with April 30, 1999, Special Servicer shall cause a firm of independent public accountants (who may also render other services to Special Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish a statement to Lehman Capital, AmREIT and the Master Servicer, to the effect that such firm has examined certain documents and records for the preceding calendar year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Special Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     13. Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 1999, the Special Servicer, at its own expense, will deliver to the Lehman Capital, AmREIT and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Special Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Special Servicer to remedy such default.

     Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                            LEHMAN BROTHERS HOLDINGS INC.



                                       By:  ___________________________________
                                            Name:
                                            Title: Authorized Signatory



                                       OCWEN FEDERAL BANK FSB



                                       By:  ___________________________________
                                            Name:
                                            Title:



                                       AMERICAN RESIDENTIAL INVESTMENT
                                         TRUST, INC.



                                       By:  ___________________________________
                                            Name:
                                            Title:

                                   EXHIBIT A

             MODIFICATIONS TO THE SPECIAL FLOW SERVICING AGREEMENT


1. The following is hereby added immediately following the words "incidental fees and charges" in the definition of "Ancillary Income" in Article I:
     ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

2. The definition of "Base Servicing Fee" is hereby amended by deleting the last sentence therefrom.

3. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following: "The custodial agreements relating to custody of the Serviced Mortgage Loans among: (i) Chase Bank of Texas, N.A., as Custodian, and First Union National Bank, as Trustee, and (ii) Bankers Trust Company of California, N.A., as Custodian, and First Union National Bank, as Trustee."

4. The definition of "Primary Servicer" in Article I is hereby deleted and replaced with the following:

     "Aurora Loan Services Inc. or any successor thereto."

5.   The following definition is hereby added to Article I:

          "Monthly Advance: With respect to each Remittance Date and each Mortgage, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) which was due on the Mortgage Loan, and (i) which was delinquent at the close of business on the immediately preceding Determination Date and (ii) which was not the subject of a previous Monthly Advance, unless such Advance would constitute a Nonrecoverable Advance."

6. Section 2.03 is hereby amended by deleting the first, second and third paragraphs thereof in their entirety.

7. Section 2.05(a)(i) is deleted in its entirety and replaced with the following:

          "(a)(i) Within five business days following a Transfer Date, the Special Servicer shall reimburse the Primary Servicer for all principal and interest and Servicing Advances made by such Primary Servicer and all accrued and unpaid Servicing Fees due to the Primary Servicer with respect to any Transferred Mortgage Loan identified on such Notice of Transfer for which the Primary Servicer has not been reimbursed. Thereafter, such amounts paid by the Special Servicer, if any, shall be reimbursed to the Special Servicer in accordance with Section
          3.04 hereof."

8. Section 3.01 is hereby amended by deleting clause (a) of the third paragraph of subsection (B) thereof and by adding the following at the end of such Section:

          "(C) In connection with the transfer of any Distressed Mortgage Loan, (i) the Special Servicer will be responsible for servicing the Distressed Mortgage Loan from and after the effective date of transfer of servicing to the Special Servicer, but shall have no obligation to service such Distressed Mortgage Loan on or prior to such effective date of the transfer of servicing, (ii) notwithstanding clause (i) above, the Special Servicer shall not include the Distressed Mortgage Loan in its monthly remittance report pursuant to
          Section 4.02 for the month in which such transfer is effected and shall not be obligated to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Servicer by the Special Servicer hereunder shall include the Monthly Advance made by the Servicer on such Remittance Date, regardless of whether the Servicer makes such Monthly Advance before or after the effective date of such transfer, and (iv) the Special Servicer shall be entitled to the Base Servicing Fee with respect to each such Distressed Mortgage Loan for the entire month in which such transfer occurs.

     Promptly after the transfer of any Distressed Mortgage Loan, the Special Servicer shall use its best reasonable efforts to determine whether any seller's representation or warranty applicable to such Mortgage Loan has been breached, and shall notify the Trustee and the Master Servicer in writing of any possible breach so identified. The Special Servicer may conclusively rely upon information provided by Lehman Capital and its assigns, including copies of any related agreements of sale, in determining which representations and warranties are applicable to such Mortgage Loan."

9. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
     Section 3.03 are hereby deleted and replaced with the following: "Ocwen Federal Bank FSB, in trust for Norwest Bank Minnesota, National Association, as Master Servicer for American Residential Eagle Bond Trust 1998-1 and First Union National Bank, as Bond Trustee."

10. Section 3.04(ii) is deleted in its entirety and replaced with the following:

          "(ii) ____ to reimburse itself for unreimbursed advances of the Special Servicer's funds made pursuant to Section 2.05 hereof, including advances by the Special Servicer to reimburse the Primary Servicer for principal and interest advances, Servicing Advances and unpaid servicing fees due to them, if any, the Special Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to either (x) amounts received on the related Transferred Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, and related Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, any Primary Servicer and any Certificateholder or (y) any other amounts in the Custodial Account in the event that such advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Transferred Mortgage Loan or REO Property after a final determination has been made as to what amounts have been or will be recovered, it being understood that for those Transferred Mortgage Loans in foreclosure, the Owner shall reimburse the Special Servicer for Servicing Advances and advances made pursuant to Section 2.05 hereof through the completion of the sale of the defaulted Mortgage Loan, or the foreclosure and disposition of the REO Property;"

11. Section 3.04 is hereby amended by deleting clause (iii) in its entirety and replacing such clause with the following clauses (iii) and (iv):

          "(iii) to reimburse itself for Monthly Advances of the Special Servicer's funds made pursuant to Section 7.03, the Special Servicer's right to reimburse itself pursuant to this subclause
          (iii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, related Liquidation Proceeds, Insurance Proceeds, condemnation proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, the Primary Servicer, the Bond Issuer or the Bond Trustee; provided, that if the Special Servicer reasonably determines that any unreimbursed Monthly Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;

          (iv) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Base Servicing Fees, the Special Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related late collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner; provided, that if the Special Servicer reasonably determines that any unreimbursed Servicing Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;"

     Clauses (iv) through (viii) in Section 3.04 are hereby redesignated clauses (v) through (ix), as applicable.

12. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
     Section 3.05 are hereby deleted and replaced with the following: "Ocwen Federal Bank FSB, in trust for Norwest Bank Minnesota, National Association, as master servicer for American Residential Eagle Bond Trust 1998-1 and First Union National Bank, as Bond Trustee."

13. Section 3.10(a) is deleted in its entirety and replaced with the following:

          "(a) _____ Default Management Responsibilities: Subject only to Accepted Servicing Practices and Section 3.11 below, the Special Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Special Servicer is hereby authorized and empowered by the Owner (if, in the Special Servicer's reasonable judgment, such action with respect to the Transferred Mortgage Loans and/or the Mortgaged Properties is in the best interests of Owner in accordance with, or is required by, this Agreement, and subject to Accepted Servicing Practices to take the following actions (without limitation): (i) prepare, execute and deliver, on behalf of the Owner with expenses associated therewith being Servicing Advances hereunder, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; and, subject to the remaining terms and provisions of this Section, modifications, waivers (including, without limitation, waivers of any late payment charge in connection with any delinquent payment on a Transferred Mortgage Loan), consents, amendments, discounted payoff agreements, forbearance agreements, cash management agreements or consents to or with respect to any documents contained in the related servicing file; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other instruments comparable to any of the types of instruments described in this subsection (i), and (ii) institute and prosecute judicial and non-judicial foreclosures, suits on promissory notes, indemnities, guaranties or other loan documents, actions for equitable and/or extraordinary relief (including, without limitation, actions for temporary restraining orders, injunctions, and appointment of receivers), suits for waste, fraud and any and all other tort, contractual and/or other claims of whatever nature, and to appear in and file on behalf of the Owner such pleadings or documents as may be necessary or advisable in any bankruptcy action, state or federal suit or any other action. In the event that any Mortgage Loan is in default or, in the judgment of the Special Servicer, such default is reasonably foreseeable, the Special Servicer, consistent with Accepted Servicing Practices, may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the full outstanding and unpaid principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Special Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action). In addition, if, with respect to a Transferred Mortgage Loan, a default (or any condition resulting in a default being reasonably foreseeable) is cured (such Mortgage Loan being referred to herein as a "Performing Loan"), the Special Servicer may thereafter waiver, modify or vary terms of such Performing Loan provided that no such action will (A) decrease the Mortgage Rate on the Performing Loan, or
          (B) defer or forgive the payment of principal or interest (except with respect to liquidation of such Performing Loan).

          Notwithstanding anything to the contrary in this Agreement, the Special Servicer shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty; provided, that the foregoing shall not (i) apply to any Severely Delinquent Loan or (ii) prohibit the Special Servicer from entering into any agreement for modification, waiver, forbearance, amendment or discounted payoff of a Mortgage Loan in accordance with this Agreement that does not have the effect of waiving any prepayment premium or penalty or modifying any provision requiring payment thereof.

          Notwithstanding the foregoing, in the event of any conflict between the provisions of this Section 3.10 and the provisions of Section 3.11, the provisions of Section 3.11 shall control."

14. Section 3.10(e) is hereby deleted in its entirety and replaced with the following:

          "(e) At any time, the Investor Certificateholder may request that the Special Servicer take a particular action with respect to a particular Mortgage Loan, including without limitation foreclosure, waivers or modifications. Any such request shall be in writing, a copy of which shall be delivered to the Master Servicer. If the Special Servicer determines that such requested action is consistent with Accepted Servicing Practices, then the Special Servicer may, but is not required to, comply with such request. Within two Business Days of receipt of such a request, the Special Servicer shall notify the Investor Certificateholder whether the Special Servicer intends to comply with such request. If the Special Servicer declines to comply with such request (or fails to notify the Investor Certificateholder of its decision within the two Business Day period), then the Investor Certificateholder may, at its sole option and upon written notice to the Special Servicer and the Master Servicer, purchase the related Mortgage Loan from the Trust Fund at the Purchase Price (as defined in the Master Servicing Agreement). If the Investor Certificateholder does not indicate whether it wishes to exercise this option within two Business Days of receipt of such notice, then the Investor Certificateholder shall not be entitled to object to the action taken by the Special Servicer with respect to such Mortgage Loan." In addition, the Investor Certificateholder may purchase any Severely Delinquent Mortgage Loan upon written notice to the Master Servicer and the Special Servicer within three days of the day on which such Mortgage Loan becomes a Severely Delinquent Loan.

          The Special Servicer shall have the right to purchase any Severely Delinquent Loan at the Purchase Price (as defined in the Master Servicing Agreement). The Special Servicer shall send a written notice (the "Initial Notice") to the Investor Certificateholder advising the Investor Certificateholder that the Special Servicer intends to purchase a Severely Delinquent Loan. The Investor Certificateholder shall have the option to
          (i) direct the Special Servicer not to purchase any such Severely Delinquent Loan but to proceed with a particular default resolution strategy otherwise mutually acceptable to the Special Servicer and the Investor Certificateholder, (ii) direct the Special Servicer to proceed with the purchase of such loan on the terms proposed by the Special Servicer, or
          (iii) indicate that the Investor Certificateholder intends to purchase such Severely Delinquent Loan, in which case the Investor Certificateholder shall have the sole right and option to purchase the Severely Delinquent Loan at the Purchase Price; provided, however, that if the Investor Certificateholder fails or refuses to deliver a written notice of its election to the Special Servicer within two Business Days after the Special Servicer has sent to the Investor Certificateholder the Initial Notice, then the Investor Certificateholder shall be deemed to have consented to the Special Servicer purchasing the Severely Delinquent Loan for its own account."

15. The first paragraph of Section 4.01 is hereby deleted and replaced with the following:

          "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer
          (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all amounts, if any, which the Servicer is obligated to advance pursuant to
          Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 7.03, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

16. Section 4.02 is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "tenth day of each month, or if such tenth day is not a Business Day, the immediately preceding Business Day"

17. The first sentence of the definition of "Remittance Date" shall be amended to read "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following ) of any month, following the First Remittance Date." The definition of "First Remittance Date" shall be amended by substituting the words "18th day" in each place the words "10th day" appears.

18. The following Sections 7.03 and 7.04 are hereby added immediately following Section 7.02:

             "Section 7.03 Monthly Advances and Compensating Interest.

          (i) Notwithstanding anything to the contrary herein, the Special Servicer shall make Monthly Advances (unless such Monthly Advances constitute Nonrecoverable Advances) on each Remittance Date through the Remittance Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and condemnation proceeds) with respect to the related Mortgage Loans.

          (ii) Notwithstanding anything to the contrary herein, with respect to each Principal Prepayment of a Mortgage Loan the Special Servicer shall deposit in the Custodial Account on a daily basis and retain therein the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Special Servicer's own funds, without reimbursement therefor, up to a maximum amount per month equal to the aggregate of the Base Servicing Fees otherwise payable to the Special Servicer with respect to such month.

          Section 7.04. Special Servicing Compensation. Notwithstanding anything to the contrary herein, the Special Servicer shall not be entitled to pay itself any compensation out of amounts collected on or in respect of the Mortgage Loans other than the Base Servicing Fee and any Ancillary Income, to the extent provided herein. Any other compensation payable to the Special Servicer hereunder, including the Special Servicing Fee, the Extended Special Servicing Fee and the Incentive Fee, shall be payable to the Special Servicer on each Distribution Date as provided in the Special Servicing Compensation Agreement attached as an exhibit to the Master Servicing Agreement."

19.  Section 9.02 is hereby deleted in its entirety.

20.  The following paragraph is added at the end of Section 10.01:

          "Neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any acts or omissions of the Special Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Special Servicer to maintain computer and other information systems that are year-2000 compliant."

21. All references in the Servicing Agreement or in any schedules or exhibits thereto, including, without limitation, Exhibit I, to the "Decision Matrix" are hereby deleted in their entirety.

22.  The following definition is hereby added:

          "Prepayment Period: With respect to the first Remittance Date, the period beginning on the Cut-off Date and ending on July 1. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs."

23. The definitions of "Extended Special Servicing Fee," "Incentive Fee," "Loss Severity Percentage" and "Special Servicing Fee" are hereby deleted in their entirety.

24. Section 5.01 is hereby deleted in its entirety and replaced with the following:

          "Section 5.01 Servicing Compensation. As consideration for servicing the Transferred Mortgage Loans subject to this Agreement, the Special Servicer shall be entitled to (i) retain the Base Servicing Fee equal to one-twelfth of (x) the Servicing Fee Rate and (y) the outstanding principal balance of such Transferred Mortgage Loan during any month or part thereof (unless otherwise specified herein) and (ii) receive such additional compensation as is specified in a separate letter agreement dated the Closing Date."